UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 25, 2005


                               ARADYME CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038               33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                 1255 North Research Way,
                       Building Q,
                        Orem, Utah                           84097
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


                                  801-705-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                   677 E 700 S, # 201, American Fork, UT 84003
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             ITEM 8.01--OTHER EVENTS

         On January 25, 2005, Aradyme Corporation ("Aradyme") signed a subcontract agreement with PCC Technology Group, LLC to provide data migration services for the delivery of voter registration and election management solutions for the State of New Hampshire to help the state comply with the National Help America Vote Act of 2002, or HAVA.

         According to the terms of the agreement, Aradyme will provide the data migration services needed to cleanse, validate, standardize and migrate the state's voter registration database to a new statewide system to comply with the Help America Vote Act (HAVA) of 2002. These data migration services are made possible because of the flexibility of Aradyme's underlying next-generation database technology, and will be provided in connection with PCC Technology's ElectioNet(tm) product. Aradyme's services will include data extraction from the source, cleansing and normalization of the data for consistency, and data validation against independent data sources.

         The working relationship of Aradyme with PCC Technology Group and the State of New Hampshire is expected to continue through 2005.

         Under the Help America Vote Act (HAVA) of 2002, each state is required to establish and maintain a single, central, uniform, official and interactive computerized statewide voter registration database defined, maintained, and administered at the state level. For more information on HAVA requirements, visit http://www.fec.gov/hava/hava.htm.

         Aradyme Corporation (OTCBB: ADYE) is a data technologies company that provides data migration and applications development solutions. These services and solutions are made possible by a suite of exclusive database management tools and a database platform. For more information about Aradyme, call 801-705-5000 or visit Aradyme's web site at www.aradyme.com.

                               -------------------

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should,"
"expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Aradyme intends that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe Aradyme's future strategic plans, goals or objectives are also forward-looking statements.

         Although Aradyme has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While Aradyme believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on Aradyme's predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2004, and other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ARADYME CORPORATION
                                                   Registrant


Dated: January 25, 2005                            By  /s/ Kirk L. Tanner
                                                      --------------------------
                                                      Kirk L. Tanner, President

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